UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

FOSSIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                    Regulation FD Disclosure.

On January 6, 2014, Fossil Group, Inc. (the “Company”) announced that it would present at the 16th Annual ICR XChange Conference being held at the JW Marriot Orlando Grande Lakes in Orlando, Florida on Monday, January 13, 2014 at 8:30 am Eastern Standard Time. The presentation was webcast live at www.fossilgroup.com under the webcast section of the investor relations page.  A replay of the webcast will remain available for thirty days.

The Company issued a press release announcing this presentation on January 6, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.  A copy of the presentation is attached as Exhibit 99.2 to this report.

The information in this Current Report and the accompanying exhibits is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Certain statements contained herein that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements.  Among the factors that could cause actual results to differ materially are: changes in economic trends and financial performance, changes in consumer demands, tastes and fashion trends, lower levels of consumer spending resulting from a general economic downturn, shifts in market demand resulting in inventory risks, changes in foreign currency exchange rates, and the outcome of current and possible future litigation, as well as the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2012 filed with the Securities and Exchange Commission (the “SEC”) and its Quarterly Reports on Form 10-Q filed with the SEC.

Item 9.01.                                    Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press Release dated January 6, 2014.

99.2                        Slide show presentation of Fossil Group, Inc. dated January 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 13, 2014

FOSSIL GROUP, INC.

		By:	/s/ Dennis R. Secor
Dennis R. Secor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 6, 2014.

99.2	Slide show presentation of Fossil Group, Inc. dated January 13, 2014.